UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2011

First Niagara Financial Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23975	42-1556195
(Commission File Number)	(IRS Employer Identification Number)

726 Exchange Street, Suite 618 Buffalo, New York	14210
(Address of Principal Executive Offices)	(Zip Code)

(716) 819-5500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2011, First Niagara Bank, N.A. (the “Bank”), the wholly-owned bank subsidiary of First Niagara Financial Group, Inc. (the “Company”), entered into a Purchase and Assumption Agreement with HSBC Bank USA, National Association (“HSBC”), HSBC Securities (USA) Inc. and HSBC Technology & Services (USA) Inc. (the “Purchase Agreement”), pursuant to which the Bank agreed to acquire certain assets and assume certain liabilities of 195 HSBC branches (the “HSBC Branches”) in the Buffalo, Rochester, Syracuse, Albany, Downstate New York and Connecticut banking markets for a deposit premium of 6.67% (the “Acquisition”).

At the closing of the Acquisition, and subject to the terms of the Purchase Agreement, the Bank will assume, after estimated divestitures, approximately $11.0 billion of deposit liabilities booked at the HSBC Branches. The Bank will acquire, after estimated divestitures, approximately $2.0 billion in loans related to the HSBC Branches. At closing, the Bank will not receive any loans that have a delinquency status of greater than 60 days.

The Bank will also acquire certain wealth management relationships, and approximately $4.3 billion of assets under management of such relationships, of HSBC Securities (USA) Inc., which cover a broad range of financial products including annuities, insurance, mutual funds, equity and fixed income products.

The Bank will not acquire assets or liabilities related to certain business of the HSBC Branches to be retained by HSBC, including the middle-market and large corporate banking business, the student loan business, the private banking business and the direct banking business (as well as the business of providing financial services to customers of such retained businesses).

The Purchase Agreement contains representations, warranties, and covenants of the parties, including, among others, a covenant that requires (i) the Bank to offer employment to all employees (excluding certain employees to be retained by HSBC) of the HSBC Branches, and to employ any employee who does not decline the offer, (ii) HSBC to conduct the business of the HSBC Branches in the ordinary course during the period between the execution of the Purchase Agreement and consummation of the Acquisition, and (iii) HSBC not to engage in certain kinds of transactions during such period (without the prior written consent of the Bank).

The Bank also intends to assign its rights under the Purchase Agreement to acquire certain groups of branches and deposits included in the HSBC Branches to up to two third-party purchasers in order to enable direct sales of those groups of branches and deposits to the third-party purchasers. The mechanism included in the Purchase Agreement does not make pricing or other agreements with HSBC conditional, but does seek to avoid multiple branch conversions, achieve transaction efficiencies and avoid customer confusion.

The mechanism also facilitates sequential closings on the sales and harmonization with appropriate transitional services to be provided by HSBC. If the Bank cannot find suitable third-party purchasers within one year following the execution of the Purchase Agreement, the Bank will be obligated to acquire the entirety of the HSBC Branches (excluding any of the HSBC Branches (or related deposits and assets) that the Bank may be required to divest in order to obtain regulatory approvals) and seek agreements to divest branches and deposits following the acquisition of such branches and deposits.

The Acquisition, which is expected to be completed in the first half of 2012, is subject to receipt of all required governmental approvals, including anti-competition approvals (or expirations of waiting periods) as well as other customary conditions to closing, including the execution and delivery of related transaction documents.

The foregoing description of the Purchase Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K, and is incorporated into this report by reference. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described above, the Purchase Agreement is not intended to be a source of factual, business or operational information about the parties. Representations and warranties may be used as a tool to allocate risks between the parties to the Purchase Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing these matters as facts. Furthermore, they may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement.

Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Purchase Agreement and are modified in important part by the underlying disclosure schedules in the Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On July 31, 2011, the Company issued a press release announcing the Acquisition and a conference call for investors at 8:30 a.m. Eastern Time on August 1, 2011 regarding the Acquisition. The Company also provided supplementary information and electronic presentation slides on its web site for use in connection with the investor conference call. Copies of the press release and electronic presentation slides are included in this Report as Exhibits 99.1 and 99.2, respectively, and are furnished herewith, and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. Exhibits 99.1 and 99.2 accompanying this Form 8-K are furnished herewith, not filed.

Exhibit No.	Description	Method of Filing

2.1	Purchase and Assumption Agreement, dated July 30, 2011, by and among HSBC Bank USA, National Association, HSBC Securities (USA) Inc., HSBC Technology & Services (USA) Inc. and First Niagara Bank, N.A.*	Filed herewith

99.1	Press Release dated July 31, 2011.	Furnished herewith

99.2	Electronic presentation slides for investor conference call.	Furnished herewith

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

Date: August 1, 2011

	By:	/s/ Gregory W. Norwood
	Name:	Gregory W. Norwood
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

2.1	Purchase and Assumption Agreement, dated July 30, 2011, by and among HSBC Bank USA, National Association, HSBC Securities (USA) Inc., HSBC Technology & Services (USA) Inc. and First Niagara Bank, N.A.*	Filed herewith

99.1	Press Release dated July 31, 2011.	Furnished herewith

99.2	Electronic presentation slides for investor conference call.	Furnished herewith

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.